                                                                    Exhibit 99.1

                       OFFICE OF THE UNITED STATES TRUSTEE

In re:
                                        DEBTOR IN POSSESSION INTERIM STATEMENT

OUTSOURCE INTERNATIONAL, INC.
                                                  Statement Number: 4
                       Debtor.
                                        For the Period FROM:    October 1, 2001
Chapter 11 Case No.:   LA 01-28173-BB                    TO:   October 28, 2001




         Annexed hereto is Interim Statement Number 4 for the above-indicated chapter 11 debtor ("Debtor").

         At the Initial Debtor Interview held by the Office of the United States Trustee ("OUST"), on June 27, 2001, Debtor apprised the OUST that its books and records are maintained on a consolidated basis with the other six affiliated debtor entities which comprise the related filing entities. Therefore, and by agreement made with the Office of the United States Trustee, amounts reflected on the annexed Interim Statement represent consolidated cash receipts and disbursements for all of the bank accounts of the Debtor and its chapter 11 debtor affiliates ("Debtors"). Additionally, the amounts reflected on the six affiliated debtor entities represent, by type and amount, the allocable portion of the Debtor's receipts and disbursements for the reporting period. The allocable portion was calculated by multiplying the Debtors' aggregate cash receipts or disbursements by the ratio of this Debtor's net revenues divided by the aggregate net revenues for all the Debtors. Since Outsource International, Inc. has no operations of its own and is solely a holding company, the consolidated receipts and disbursements, for all six affiliated debtor entities are reflected on the Interim Statement filed concurrently herewith by OUTSOURCE INTERNATIONAL, INC., Case No. LA 01-28173-BB.

         Also, the disbursement amounts reflected on the annexed Interim Statement reflect only the checks issued by the Debtors, which cleared the banks during the reporting period, whereas the check registers reflect all checks issued by the Debtors during the reporting period. Outstanding checks represent the difference between the check registers and the disbursement totals reflected in the Interim Statement.

                       OFFICE OF THE UNITED STATES TRUSTEE


IN RE  OUTSOURCE INTERNATIONAL, INC      DEBTOR IN POSSESSION INTERIM STATEMENT

                                         STATEMENT NO.                 4

CHAPTER 11 CASE NO.   LA 01-28173 BB     FOR THE PERIOD FROM:           10/1/01
                                                          TO:          10/28/01


CASH ACTIVITY ANALYSIS (Cash Basis Only)

       A. Total Receipts per all Prior Interim Statements           $65,799,408
       B. Less Total Disbursements per all Prior Statements         $64,663,588
                                                                    -----------
       C. Beginning Balance (A less B)                              $ 1,135,820
       D. Receipts during Current Period
          Opening Cash Balance Per Bank                                   $ 100
          Plus: Available LockBox Receipts                          $19,024,788
          Plus: Non A/R Cash Receipts                               $    75,000
                                                                    -----------
       E. Total Cash Available                                      $20,235,709
                                                                    -----------

       F. Cash Disbursements/(Voids)
          Advertising (newspaper recruiting)                             46,058
          Auto Maintenance                                                   --
          Bank Fees                                                       1,095
          Bankruptcy Expenses                                            44,500
          BOA - Committee Accountant Acct.                                 5,000
          BOA - Attn. Fees Creditor Acct.                                40,000
          BOA - Attn. Fees Debtor Acct.                                 150,000
          Benefits (insurance)                                          106,736
          Board of Directors                                                 --
          Business License                                                   35
          Capital Expense                                                    --
          Capital Leases                                                 87,292
          CIT - Adequate Protection Payment                                  --
          Core Payroll                                                1,173,458
          CitiBank Credit Card Payment                                       --
          CSF Payroll & Payroll Tax                                     370,391
          Deposits - Various Vendors                                         --
          Dues/ Subscriptions                                               422
          Education                                                         460
          Equipment                                                          --
          Expense Reports                                               176,979
          Flex Spending Acct.                                                --
          FTB ACH Account                                                    --
          Garnishments                                                   60,974
          Insurance                                                          --
          IT                                                             25,984
          Cash Collateral for Letter of Credit                               --
          Labor Supplies                                                 39,673
          Maintenance                                                    22,735
          Misc Vendor Prepaid                                                --
          Misc Expenses                                                  81,989
          Mortgage                                                           --
          Office Supplies COD                                            67,779
          Operating Leases                                               75,821
          Outside Labor                                                      --
          Payroll Taxes                                                      --
          Postage                                                        39,776
          Prof. Fees                                                    168,671
          Recruiting                                                         --
          Refund                                                         15,149
          Rent Deposit                                                       --
          Rent                                                          252,427
          Retention Account                                             550,000
          Taxes (NonPayroll)                                              8,182
          Service Payroll (Including Taxes)                          14,661,333
          Telephone                                                      82,155
          Third Party Billing (Staffing)                                 26,270
          Transportation                                                131,239
          Travel Advance                                                     --
          Unemployment Taxes                                                 --
          Utilities                                                      40,556
          Utility Deposits                                                   --
          Workmans Comp                                                 777,575
                                                                    -----------
          Total Disbursements                                        19,330,715
                                                                    -----------

Closing Available Balance                                               904,993

Outstanding A/P Checks                                                $ 778,021

                                                                    -----------
Ending Bank Balance                                                 $ 1,683,014

Unavailable LockBox Receipts                                            703,027

                                                                    -----------
Total Cash                                                            2,386,041
                                                                    ===========

I, Carolyn Noonan, authorized signatory, declare under penalty of perjury that the information contained in the above Debtor In Possession Interim Statement is true and complete to the best of my knowledge.

Dated: November 14, 2001                     /s/ Carolyn H. Noonan
       -----------------        ------------------------------------------------
                                              Debtor in Possession

                       OFFICE OF THE UNITED STATES TRUSTEE

IN RE   OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 4
                                              FROM: 10/1/01          PAGE 1 OF 5
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 10/28/01

                                                                                  (NEW)                (NEW)             (NEW)
                                                                             Medical Insurance                          Attorney
                                                                       H(a)       Funding         Accounts Payable     Debtor Fees
                                                                       H(a)   Bank of America     Bank of America    Bank of America
                                                                       H(a)     1233436147          1233736075          123304407
                                                                       H(a)    Concord, CA          Concord, CA        Concord, CA
                                                                            -----------------     ----------------   ---------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                             $         --        $         --        $         --
    A.1 Plus Total Receipts per all Prior Interim Statements                  $         --        $         --        $         --
     B. Less Total Disbursements per all Prior Statements                     $    (79,457)       $         --                  --
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                 $    102,000                  --        $         --
                                                                              ------------        ------------        ------------
     C. Beginning Balance per Schedule B.2                                    $     22,543        $         --        $         --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                           $         --        $         --        $         --
                                                                              ------------        ------------        ------------
     E.  Balance Available (C.2 plus D)                                       $     22,543        $         --        $         --

     F.  Less:  Disbursements during Current Period                           $    (58,127)       $         --        $         --
(Attach Separate Listing if Necessary)                                        $         --        $         --        $         --
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                              ------------        ------------        ------------
 F.1     Net position (E minus F)                                             $    (35,584)       $         --        $         --
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                              $     42,613        $    550,000        $    150,000
                                                                              ------------        ------------        ------------
     G.  Ending Balance                                                       $   7,029.13        $ 550,000.00        $ 150,000.00
                                                                              ------------        ------------        ------------

                                                               (NEW)            (NEW)
                                                              Attorney        Committee
                                                           Fees Creditor      Accountant       Concentration         Payroll
                                                          Bank of America   Bank of America   Bank of America     Bank of America
                                                            1233004421        1233004402        1233820507          1233633997
                                                            Concord, CA       Concord, CA       Concord, CA         Concord, CA
                                                          ---------------   ---------------   ---------------    ------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001           $        --    $            --       $    8,145        $           --
    A.1 Plus Total Receipts per
        all Prior Interim Statements                        $        --    $            --       $       --        $        1,356
     B. Less Total Disbursements per
         all Prior Statements                               $        --    $            --       $       --        $     (233,711)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                               $        --    $            --       $   (8,145)       $      289,627
                                                            -----------    ---------------       ----------        --------------
     C. Beginning Balance per Schedule B.2                  $        --    $            --       $       --        $       57,212
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                         $        --    $            --       $       --        $           --
                                                            -----------    ---------------       ----------        --------------
     E.  Balance Available (C.2 plus D)                     $        --    $            --       $       --        $       57,212

     F.  Less:  Disbursements during Current Period         $        --    $            --       $       --        $     (114,602)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                            -----------    ---------------       ----------        --------------
 F.1     Net position (E minus F)                           $        --    $            --       $       --        $      (57,390)
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                            $    40,000    $         5,000       $       --        $      119,256
                                                            -----------    ---------------       ----------        --------------
     G.  Ending Balance                                     $ 40,000.00    $      5,000.00       $       --        $    61,866.05
                                                            -----------    ---------------       ----------        --------------

     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.


         I, Carolyn Noonan, authorized signatory, declare under penalty of perjury that the information contained in the above Debtor In Possession Interim Statement is true and complete to the best of my knowledge.
                                                          /s/ Carolyn H. Noonan
         Dated  November 14, 2001                         ----------------------
              ------------------------                     DEBTOR IN POSSESSION

                       OFFICE OF THE UNITED STATES TRUSTEE

IN RE   OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 4
                                              FROM: 10/1/01          PAGE 2 OF 5
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 10/28/01

                                                                                                       (NEW)
                                                                                                                        LockBox
                                                                       H(a)       Payroll         Core/Operating        Bank of
                                                                       H(a)   Bank of America     Bank of America      America LA
                                                                       H(a)     1233833996          1233136172         1233334412
                                                                       H(a)    Concord, CA          Concord, CA        Concord, CA
                                                                            -----------------     ----------------   ---------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                             $    873,395        $         --        $    439,649
    A.1 Plus Total Receipts per all Prior Interim Statements                  $      7,468        $         --        $ 18,183,287
     B. Less Total Disbursements per all Prior Statements                     $(11,346,979)       $       (819)           (446,641)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                 $ 10,718,241               9,365        $(17,907,124)
                                                                              ------------        ------------        ------------
     C. Beginning Balance per Schedule B.2                                    $    252,125        $      8,546        $    269,171
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                           $         --        $         --        $  6,042,334
                                                                              ------------        ------------        ------------
     E.  Balance Available (C.2 plus D)                                       $    252,125        $      8,546        $  6,311,504

     F.  Less:  Disbursements during Current Period                           $ (3,453,784)       $     (1,778)       $         --
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                              ------------        ------------        ------------
 F.1     Net position (E minus F)                                             $ (3,201,659)       $      6,769        $  6,311,504
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                              $  3,513,019        $         --        $ (6,028,388)
                                                                              ------------        ------------        ------------
     G.  Ending Balance                                                       $ 311,359.66        $   6,768.83        $ 283,115.97
                                                                              ------------        ------------        ------------

                                                              LockBox                           Operating           Operating
                                                              Bank of           LockBox          Account             Account
                                                            America CH      Bank of America    Citizens Bank       Citizens Bank
                                                            8188312934        3751598703        3303116816          3300167983
                                                            Concord, CA       Concord, CA     Manchester, NH       Manchester, NH
                                                          ---------------   ---------------   ---------------    ------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001           $    578,151   $       406,542       $         100     $       19,635
    A.1 Plus Total Receipts per
        all Prior Interim Statements                        $ 28,073,117   $    18,799,306       $   2,966,471     $           --
     B. Less Total Disbursements per
         all Prior Statements                               $   (596,827)  $    (1,710,643)      $  (7,921,906)    $       (3,259)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                               $(27,649,408)  $   (17,391,224)      $   6,348,025     $      (16,376)
                                                            ------------   ---------------       -------------     --------------
     C. Beginning Balance per Schedule B.2                  $    405,033   $       103,982       $   1,392,690     $           --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                         $  7,756,728   $     5,230,317       $          --     $           --
                                                            ------------   ---------------       -------------     --------------
     E.  Balance Available (C.2 plus D)                     $  8,161,761   $     5,334,299       $   1,392,690     $           --

     F.  Less:  Disbursements during Current Period         $         --   $        (4,749)      $    (854,185)    $           --
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                            ------------   ---------------       -------------     --------------
 F.1     Net position (E minus F)                           $  8,161,761   $     5,329,550       $     538,505     $           --
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                            $ (7,864,512)  $    (5,206,888)      $   1,144,509     $           --
                                                            ------------   ---------------       -------------     --------------
     G.  Ending Balance                                     $ 297,249.18   $    122,661.71       $1,683,013.87     $           --
                                                            ------------   ---------------       -------------     --------------

     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

                       OFFICE OF THE UNITED STATES TRUSTEE

IN RE   OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 4
                                              FROM: 10/1/01          PAGE 3 OF 5
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 10/28/01

                                                                       H(a) Accounts Payable      Accounts Payable  Accounts Payable
                                                                       H(a)   Citizens Bank         Citizens Bank    Citizens Bank
                                                                       H(a)     3399000024          3303116832         3399000148
                                                                       H(a)  Manchester, NH        Manchester, NH    Manchester, NH
                                                                            -----------------     ----------------  ---------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                             $         --        $        100        $         --
    A.1 Plus Total Receipts per all Prior Interim Statements                  $         --        $         --        $         --
     B. Less Total Disbursements per all Prior Statements                     $     (1,606)       $   (629,844)       $ (5,180,378)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                 $      1,606        $    629,744        $  5,180,378
                                                                              ------------        ------------        ------------
     C. Beginning Balance per Schedule B.2                                    $         --        $         --        $         --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                           $         --        $         --        $         --
                                                                              ------------        ------------        ------------
     E.  Balance Available (C.2 plus D)                                       $         --        $         --        $         --

     F.  Less:  Disbursements during Current Period                           $         --        $         --        $ (1,428,398)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                              ------------        ------------        ------------
 F.1     Net position (E minus F)                                             $         --        $         --        $ (1,428,398)
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                              $         --        $         --           1,428,398
                                                                              ------------        ------------        ------------
     G.  Ending Balance                                                       $         --        $         --        $         --
                                                                              ------------        ------------        ------------

                                                                                               Concentration           Payroll
                                                           Concentration        Payroll       First Tennessee     First Tennessee
                                                          First Star Bank   First Star Bank        Bank                Bank
                                                            823213004         823213012          100080412           100196519
                                                           Cincinnati, OH    Cininnati, OH      Memphis, TN         Memphis, TN
                                                          ---------------   ---------------   ---------------    ------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001           $   970,445    $            --       $   113,699       $           --
    A.1 Plus Total Receipts per
        all Prior Interim Statements                        $        --    $            --       $       --        $           --
     B. Less Total Disbursements per
         all Prior Statements                               $        --    $   (17,435,740)      $   (3,015)       $   (2,085,648)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                               $  (810,099)   $    17,435,740       $  (49,913)       $    2,085,648
                                                            -----------    ---------------       ----------        --------------
     C. Beginning Balance per Schedule B.2                  $   160,347    $            --       $   60,772        $           --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                         $        --    $            --       $       --        $           --
                                                            -----------    ---------------       ----------        --------------
     E.  Balance Available (C.2 plus D)                     $   160,347    $            --       $   60,772        $           --

     F.  Less:  Disbursements during Current Period         $        --    $    (4,937,958)      $   (1,463)       $     (602,436)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                            -----------    ---------------       ----------        --------------
 F.1     Net position (E minus F)                           $   160,347    $    (4,937,958)      $   59,309        $     (602,436)
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                            $   266,155    $     4,937,958       $  (45,995)       $      602,436
                                                            -----------    ---------------       ----------        --------------
     G.  Ending Balance                                     $426,501.31    $            --       $13,314.22        $           --
                                                            -----------    ---------------       ----------        --------------

     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

                       OFFICE OF THE UNITED STATES TRUSTEE

IN RE   OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 4
                                              FROM: 10/1/01          PAGE 4 OF 5
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 10/28/01

                                                                            Payroll           ACH Payroll        Concentration
                                                                  H(a)       First                First           First Union
                                                                  H(a)   Tennessee Bank       Tennessee Bank      National Bank
                                                                  H(a)     100380734            101829397         2080000373357
                                                                  H(a)    Memphis, TN          Memphis, TN      Deerfield Beach, FL
                                                                       -----------------     ----------------   -------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                        $        894        $         --          $    411,098
    A.1 Plus Total Receipts per all Prior Interim Statements             $         --        $         --          $         --
     B. Less Total Disbursements per all Prior Statements                $        (16)       $ (2,309,510)              (62,415)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                            $       (878)       $  2,327,437          $   (172,100)
                                                                         ------------        ------------          ------------
     C. Beginning Balance per Schedule B.2                               $         --        $     17,927          $    176,582
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                      $         --        $         --          $         --
                                                                         ------------        ------------          ------------
     E.  Balance Available (C.2 plus D)                                  $         --        $     17,927          $    176,582

     F.  Less:  Disbursements during Current Period                      $         --        $ (1,188,055)         $     (8,388)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                         ------------        ------------          ------------
 F.1     Net position (E minus F)                                        $         --        $ (1,170,128)         $    168,194
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                         $         --        $  1,188,347                 1,624
                                                                         ------------        ------------          ------------
     G.  Ending Balance                                                  $         --        $  18,218.92          $ 169,818.06
                                                                         ------------        ------------          ------------
                                                              Payroll           Payroll
                                                            First Union       First Union      Concentration         Payroll
                                                           National Bank     National Bank       Michigan            Michigan
                                                           2079940007435    207009940011586    National Bank       National Bank
                                                            Deerfield         Deerfield         5961844940          2770710164
                                                            Beach, FL         Beach, FL         Livonia, MI         Livonia, MI
                                                          ---------------   ---------------   ---------------    ------------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001           $        --    $            --       $    66,832       $            1
    A.1 Plus Total Receipts per
        all Prior Interim Statements                        $        --    $            --       $       764       $           --
     B. Less Total Disbursements per
         all Prior Statements                               $(5,476,326)   $    (2,223,100)      $    (5,578)      $   (1,389,852)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                               $ 5,476,326    $     2,223,100       $     1,533       $    1,389,852)
                                                            -----------    ---------------       -----------       --------------
     C. Beginning Balance per Schedule B.2                  $        --    $            --       $    63,551       $            1
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                         $        --    $            --       $        --       $           --
                                                            -----------    ---------------       -----------       --------------
     E.  Balance Available (C.2 plus D)                     $        --    $            --       $    63,551       $            1

     F.  Less:  Disbursements during Current Period         $(1,323,412)   $      (468,115)      $    (3,667)      $     (492,680)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                            -----------    ---------------       -----------       --------------
 F.1     Net position (E minus F)                           $(1,323,412)   $      (468,115)      $    59,884       $     (492,679)
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                            $ 1,323,412    $       468,115       $    58,229       $      492,679
                                                            -----------    ---------------       -----------       --------------
     G.  Ending Balance                                     $        --    $            --       $118,113.59       $           --
                                                            -----------    ---------------       ----------        --------------

     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

                       OFFICE OF THE UNITED STATES TRUSTEE

IN RE   OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 4
                                              FROM: 10/1/01          PAGE 5 OF 5
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 10/28/01

                                                                                 Payroll           Payroll Taxes     Concentration
                                                                       H(a)     Michigan             Michigan         Norwest Bank
                                                                       H(a)   National Bank        National Bank       5058061791
                                                                       H(a)     2770710420           6856302242         Colorado
                                                                       H(a)    Livonia, MI          Livonia, MI       Springs, CO
                                                                            -----------------     ----------------   ---------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                             $          1        $    697,525        $    154,709
    A.1 Plus Total Receipts per all Prior Interim Statements                  $         --        $         --        $         --
     B. Less Total Disbursements per all Prior Statements                     $     (2,495)       $ (8,592,132)            (14,951)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                 $      2,494           7,905,876        $    (81,063)
                                                                              ------------        ------------        ------------
     C. Beginning Balance per Schedule B.2                                    $         --        $     11,269        $     58,695
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                           $         --        $         --        $         --
                                                                              ------------        ------------        ------------
     E.  Balance Available (C.2 plus D)                                       $         --        $     11,269        $     58,695

     F.  Less:  Disbursements during Current Period                           $         --        $ (2,415,588)       $     (3,513)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                              ------------        ------------        ------------
 F.1     Net position (E minus F)                                             $         --        $ (2,404,318)       $     55,182
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                              $         --        $  2,489,000               4,706
                                                                              ------------        ------------        ------------
     G.  Ending Balance                                                       $         --        $  84,681.64        $  59,887.37
                                                                              ------------        ------------        ------------


                                                                                  Payroll             Payroll
                                                                               Norwest Bank        Norwest Bank
                                                                                8012703781          8012703799
                                                                                 Colorado            Colorado
                                                                               Springs, CO          Springs, CO          Totals
                                                                            -----------------     ----------------   ---------------
        CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                             $         --        $         --        $   4,740,921
    A.1 Plus Total Receipts per all Prior Interim Statements                  $         --        $         --        $  68,031,769
     B. Less Total Disbursements per all Prior Statements                     $   (337,260)       $ (1,622,079)       $ (69,712,244)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                 $    337,260        $  1,622,079        $           0
                                                                              ------------        ------------        -------------
     C. Beginning Balance per Schedule B.2                                    $         --        $         --        $   3,060,446
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                           $         --        $         --        $  19,029,379
                                                                              ------------        ------------        -------------
     E.  Balance Available (C.2 plus D)                                       $         --        $         --        $  22,089,825

     F.  Less:  Disbursements during Current Period                           $    (72,341)       $   (355,633)       $ (17,788,871)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                              ------------        ------------        -------------
 F.1     Net position (E minus F)                                             $    (72,341)       $   (355,633)       $   4,300,954
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                              $     72,341        $    355,633              107,646
                                                                              ------------        ------------        -------------
     G.  Ending Balance                                                       $         --        $         --        $4,408,599.51
                                                                              ------------        ------------        -------------


     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

               OFFICE OF THE UNITED STATES TRUSTEE

-----------------------------------------------------------------------------------------------------------------------------------
IN RE:  OUTSOURCE INTERNATIONAL, INC.                                                  DEBTOR IN POSSESSION OPERATING REPORT

                                                       DEBTOR

                                                                                       CONSOLIDATED         4
                                                                                                                        PAGE 1 OF 3

CHAPTER 11 CASE NO:                LA 01-28173-BB                                      FOR THE PERIOD FROM: 10/1/01
                                                                                                      TO:   10/28/01
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED

1.  Profit and Loss Statement (Accrual Basis Only)
     A.  Related to Business Operations:
          Gross Sales                                                           $ 18,135,881
           Less:  Sales Returns & Discounts                                         (161,157)
                                                                                ------------
                   Net Sales                                                                      $ 17,974,724
           Less:  Cost of Goods Sold:                                                               14,358,701
                                                                                                  ------------
               Gross Profit                                                                                         $  3,616,023
               Other Operating Revenues                                                                                       --
           Less: Operating Expenses                                                                                           --
           Officer Compensation                                                       91,255
           Salaries and Wages--Other Employees                                     1,687,107
                                                                                ------------
                Total Salaries and Wages                                                             1,778,362
                Employee Benefits and Pensions                                                         120,253

           Payroll Taxes                                                             128,756
           Real Estate Taxes                                                           5,491
           Federal and State Income Taxes                                             13,500
                                                                                ------------
                  Total Taxes                                                                          147,747
           Rent and Lease Exp. (Real Property and Personal Property)                 260,249
           Interest Expense (Mortgage, Loan, etc.)                                   188,476
           Insurance                                                                  26,730
           Automobile Expense                                                         80,287
           Utilities (Gas, Electric, Water, Telephone, etc.)                         191,709
           Depreciation and Amortization                                             446,631
           Repairs and Maintenance                                                    20,689
           Advertising                                                                13,389
           Supplies, Office Expenses, Photocopies, etc.                               93,493
           Bad Debts                                                                 172,446
           MISC OP EXP (T&E,RELO,REP,MEET,RECRUIT,BANK/COLLECT FEES,LIC/TAX)         317,050
                                                                                ------------
                 Total Operating Expenses                                                            1,811,149
                                                                                                  ------------
                     Net Gain/Loss from Business Operations                                                             (241,488)
     B.  Not Related to Business Operations:
              Income:
                  Interest Income                                                     11,069
                  Other Non-Operating Revenues
                   (vndg mach commiss, lawsuit adj, restit)                             (667)
                  Gross Proceeds on Sale of Assets
                  Less:  Original Cost of Assets plus Expenses of Sale
                       Net Gain/Loss on Sale of Assets                                    --
                                                                                ------------
                  Total Non-Operating Income                                                            10,402
              Expenses Not Related to Business Operations:
                                    ACCOUNTING & AUDITING FEES                       (55,000)
                                    LEGAL FEES                                        61,666
                                    OTHER PROF./CONSULT FEES                         315,220
                  Other Non-Operating Expenses (Specify)                                  --
                                                                                ------------
                  Total Non-Operating Expenses                                                         321,886
                                                                                                                    ------------
     NET INCOME/LOSS FOR PERIOD                                                                                     $   (552,971)
                                                                                                                    ============



                   DEBTOR IN POSSESSION OPERATING REPORT NO: 4

2. Aging of Accounts Payable and Accounts Receivable (Exclude pre-petition accounts payable):

CONSOLIDATED:                                   Accounts Payable              Accounts Receivable
                                                ----------------              -------------------
              Current   Under 46 Days              210,687.65                   20,585,679.29
              Overdue   46 - 60 Days                72,074.83                    1,776,940.16
              Overdue   61 - 90 Days               232,304.26                      878,334.04
              Overdue:  91 - 150 Days              291,206.89                      299,717.98
              Overdue: 151 - 179 Days                   83.03                       65,540.67
              Overdue: >=180 Days                      251.81                      449,090.77
              TOTAL                                806,608.47                   24,055,302.91

3.   Statement of Status of Payments to Secured Creditors and Lessors:

                                            Frequency                                                         Post-Petition
                                         of Payments per          Amount              Next                  Payments Not Made*
              Creditor/                  Contract/Lease          of Each             Payment
               Lessor                   (i.e. Mo., Qtr.)         Payment               Due             Number             Amount
              ---------                 ----------------         -------             -------           ------             ------
-------------------------------------- -------------------- ------------------- ------------------ ------------------ --------------
SEE ATTACHED RIDER 3
-------------------------------------- -------------------- ------------------- ------------------ ------------------ --------------

-------------------------------------- -------------------- ------------------- ------------------ ------------------ --------------

-------------------------------------- -------------------- ------------------- ------------------ ------------------ --------------

-------------------------------------- -------------------- ------------------- ------------------ ------------------ --------------

-------------------------------------- -------------------- ------------------- ------------------ ------------------ --------------


*Explanation for Non-Payment: IN ACCORDANCE WITH BANKRUPTCY CODE SECTION 365(D)(10), DURING THE MONTH OF AUGUST, DEBTOR BEGAN PAYING THE AMOUNTS DUE UNDER THE PERSONAL PROPERTY LEASES FOR AUGUST, ALTHOUGH NOT ALL AUGUST PAYMENTS WERE MADE DURING THE AUGUST REPORTING PERIOD. FOR THE SEPTEMBER REPORTING PERIOD, THE DEBTOR IS CURRENT AND INTENDS TO REMAIN CURRENT GOING FORWARD ON PERSONAL PROPERTY LEASE PAYMENTS PENDING THE DECISION TO ASSUME OR REJECT THE PERSONAL PROPERTY LEASES.

4.   Tax Liability: SEE ATTACHED RIDER 4*

                    Gross Payroll Expense for Period: $16,534,555.29

                    Gross Sales for Period Subject to Sales Tax: $195,019

                                                                                                                 Post-Petition
                                                                                                                  Taxes Still
                                                              Date Paid            Amount Paid* (NOTE 1)             Owing
                                                              ----------           ----------------------     ---------------------
         Federal Payroll and Withholding Taxes         Various                     $2,465,206.10              $ 531,313.85 (NOTE 2)

         State Payroll and Withholding Taxes (NOTE 3)  Various                     $  235,504.00              $ 587,608.64 (NOTE 2)

         State Sales and Use Taxes                     October 23, 2001            $    8,172.00              $  10,406.00 (NOTE 2)

         Real Property Taxes                           N/A                         N/A                        N/A


* Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made. (NOTE 1) Returns provided regularly to UST, payments generally via ACH. Payment includes amounts due in October from September + amounts due in October from October. (NOTE 2) Payment is due in November. (NOTE 3) Includes local taxes.

5.   Insurance Coverage:  SEE ATTACHED RIDER 5 AT LA01-28173-BB

                                              Carrier/                Amount                Policy               Premium
                                               Agent                    of                Expiration          Paid Through
                                                Name                 Coverage                Date                 Date
                                              -------                --------             ----------          ------------
Worker's Compensation
                                      ------------------------- -------------------- --------------------- --------------------
Liability
                                      ------------------------- -------------------- --------------------- --------------------
Fire and Extended Coverage
                                      ------------------------- -------------------- --------------------- --------------------
Property
                                      ------------------------- -------------------- --------------------- --------------------
Theft
                                      ------------------------- -------------------- --------------------- --------------------
Life (Beneficiary:_______________)
                                      ------------------------- -------------------- --------------------- --------------------
Vehicle
                                      ------------------------- -------------------- --------------------- --------------------
Other (Specify):
                                      ------------------------- -------------------- --------------------- --------------------

Revised April 1989                 OPERATING REPORT                       UST-4

                   DEBTOR IN POSSESSION OPERATING REPORT NO: 4

6.   Questions:

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders or other principals without the approval of the Office of the United States Trustee?

          Yes      Explain:
      -------               ----------------------------------------------------
      X    No
      -------

B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

          Yes      Explain:
      -------               ----------------------------------------------------
      X    No
      -------

7.   Statement of Unpaid Professional Fees (Post-Petition Amounts ONLY)

CONSOLIDATED


                                         State Type of                        Total Post-
                                          Professional                      Petition Amount
Name of Professional                (Attorney/Accountant/etc.)                   Unpaid
--------------------                --------------------------              ---------------
KTBS                                   Bankruptcy Counsel                   $ 60,000 (estimate)

Akerman, Senterfitt                    General Counsel                      $ 28,353 (estimate)

DeBellas                               Investment Advisor                   $ 15,572

Bankruptcy Management Corp             Bankruptcy Consultant                $195,407


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business (ATTACH SEPARATE SHEET IF NECESSARY)

SEE ATTACHED RIDER 6 AT LA 01-28173BB.

9. Quarterly Fees: (This Fee MUST be paid to the United States Trustee every calendar quarter)


     Quarterly                Total                                                                                    Quarterly
       Period             Disbursements          Quarterly          Date             Amount           Check            Fee Still
       Ending              for Quarter              Fee             Paid              Paid             No.               Owing
      --------            -------------          ---------          ----             ------           -----            ---------
9/30/2001                      0                    250           10/26/2001           250            218238                0
--------------------- ----------------------- ---------------- ---------------- ----------------- --------------- -----------------

--------------------- ----------------------- ---------------- ---------------- ----------------- --------------- -----------------

--------------------- ----------------------- ---------------- ---------------- ----------------- --------------- -----------------

--------------------- ----------------------- ---------------- ---------------- ----------------- --------------- -----------------

--------------------- ----------------------- ---------------- ---------------- ----------------- --------------- -----------------

--------------------- ----------------------- ---------------- ---------------- ----------------- --------------- -----------------

I, Carolyn H. Noonan, the Vice President, Controller and Assistant Secretary of Outsource International, Inc., debtor in this chapter 11 case, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:  November 14, 2001
                                          /s/ Carolyn H. Noonan
                                          -------------------------------
                                          Debtor in Possession or Trustee


Revised April 1989                 OPERATING REPORT                       UST-4

         Rider 3 - Status of Payments to Secured Creditors and Lessors
                         Outsource International, Inc.
                             Case No. LA 01-28173BB

                                               Frequency of
                                               Payments per           Amount of Each   Next Payment         Post-Petition
Creditor/Lessor                               Contract/Lease             Payment           Due            Payments Not Made**
---------------                               --------------          --------------   ------------      --------------------
ABELCO DISCOUNT                                                       (7,228,652.00)                     0
ABLECO TERM LOAN A                               quarterly               500,000.00        10/31/01      0                  --
ABLECO TERM LOAN B                                balloon              8,549,980.58        08/15/03      0                  --
ADVANTA BUSINESS SERVICES CORP.                   monthly                    207.76        11/04/01      1              207.76
BANK ONE LEASING                                  monthly                  2,394.00        11/01/01      1            2,394.00
CIT REVOLVER                                       daily              17,496,455.60  Variable Daily      0                  --
CITICORP VENDOR FINANCE INC.                      monthly                    560.74        11/09/01      1              560.74
CITICORP VENDOR FINANCE INC.                      monthly                    278.67        11/28/01      1              278.67
COMERICA BANK                                     monthly                  1,021.66        11/24/01      5            5,108.30
COPYCO INC.                                         N/A                      461.42     Note 1           1              461.42
COPYCO INC.                                         N/A                      421.16     Note 1           1              421.16
DE LAGE LANDEN FINANCIAL SERVICES                 monthly                    197.09        11/11/01      1              197.09
DE LAGE LANDEN FINANCIAL SERVICES                 monthly                    133.33        11/13/01      1              133.33
FIDELITY LEASING INC.                             monthly                     96.58        11/15/01      1               96.58
FIDELITY LEASING INC.                             monthly                    114.95        11/15/01      1              114.95
FLEET BUSINESS CREDIT CORPORATION                 monthly                     57.74        11/08/01      1               57.74
FLEET BUSINESS CREDIT CORPORATION                 monthly                    949.04        11/08/01      1              949.04
FLEET BUSINESS CREDIT CORPORATION                 monthly                    429.15        11/08/01      1              429.15
FLEET BUSINESS CREDIT CORPORATION                 monthly                     92.40        11/08/01      1               92.40
FLEET BUSINESS CREDIT CORPORATION                 monthly                    175.45        11/08/01      1              175.45
FLEET BUSINESS CREDIT CORPORATION                 monthly                     89.31        11/08/01      1               89.31
FLEET BUSINESS CREDIT CORPORATION                 monthly                     62.12        11/08/01      1               62.12
FLEET BUSINESS CREDIT CORPORATION                 monthly                     68.79        11/08/01      1               68.79
FLEET BUSINESS CREDIT CORPORATION                 monthly                     68.79        11/08/01      1               68.79
FLEET BUSINESS CREDIT CORPORATION                 monthly                     12.22        11/08/01      1               12.22
FLEET BUSINESS CREDIT CORPORATION                 monthly                    107.28        11/08/01      1              107.28
FLEET BUSINESS CREDIT CORPORATION                 monthly                     85.33        11/08/01      1               85.33
FLEET BUSINESS CREDIT CORPORATION                 monthly                     94.67        11/08/01      1               94.67
FLEET BUSINESS CREDIT CORPORATION                 monthly                     70.14        11/08/01      1               70.14
FLEET BUSINESS CREDIT CORPORATION                 monthly                    181.63        11/08/01      1              181.63
FLEET BUSINESS CREDIT CORPORATION                 monthly                     68.79        11/08/01      1               68.79
FLEET BUSINESS CREDIT CORPORATION                 monthly                     94.67        11/08/01      1               94.67
FLEET BUSINESS CREDIT CORPORATION                 monthly                     41.92        11/08/01      1               41.92
FLEET BUSINESS CREDIT CORPORATION                 monthly                     76.17        11/08/01      1               76.17
FLEET BUSINESS CREDIT CORPORATION                 monthly                     60.76        11/08/01      1               60.76
FLEET BUSINESS CREDIT CORPORATION                 monthly                     93.77        11/08/01      1               93.77
FLEET BUSINESS CREDIT CORPORATION                 monthly                     93.16        11/08/01      1               93.16
FLEET BUSINESS CREDIT CORPORATION                 monthly                    105.80        11/08/01      1              105.80
FLEET BUSINESS CREDIT CORPORATION                 monthly                     57.79        11/08/01      1               57.79
FLEET BUSINESS CREDIT CORPORATION                 monthly                     93.86        11/08/01      1               93.86
FLEET BUSINESS CREDIT CORPORATION                 monthly                     57.79        11/08/01      1               57.79
FLEET BUSINESS CREDIT CORPORATION                 monthly                     93.86        11/08/01      1               93.86
FLEET BUSINESS CREDIT CORPORATION                 monthly                     93.86        11/08/01      1               93.86
FLEET BUSINESS CREDIT CORPORATION                 monthly                     94.23        11/08/01      1               94.23
FLEET BUSINESS CREDIT CORPORATION                 monthly                    107.28        11/08/01      1              107.28
FLEET BUSINESS CREDIT CORPORATION                 monthly                     93.16        11/08/01      1               93.16
FLEET BUSINESS CREDIT CORPORATION                 monthly                     94.42        11/08/01      1               94.42
FLEET BUSINESS CREDIT CORPORATION                 monthly                     14.50        11/08/01      1               14.50
FLEET BUSINESS CREDIT CORPORATION                 monthly                     11.46        11/08/01      1               11.46
FLEET BUSINESS CREDIT CORPORATION                 monthly                     93.08        11/08/01      1               93.08
FLEET BUSINESS CREDIT CORPORATION                 monthly                    120.07        11/08/01      1              120.07
FLEET BUSINESS CREDIT CORPORATION                 monthly                    109.09        11/08/01      1              109.09
FLEET BUSINESS CREDIT CORPORATION                 monthly                     14.33        11/08/01      1               14.33
FLEET BUSINESS CREDIT CORPORATION                 monthly                     96.23        11/08/01      1               96.23
FLEET BUSINESS CREDIT CORPORATION                 monthly                     71.21        11/08/01      1               71.21
FLEET BUSINESS CREDIT CORPORATION                 monthly                     70.21        11/08/01      1               70.21
FLEET BUSINESS CREDIT CORPORATION                 monthly                     70.04        11/08/01      1               70.04
FLEET BUSINESS CREDIT CORPORATION                 monthly                    212.83        11/08/01      1              212.83
FLEET BUSINESS CREDIT CORPORATION                 monthly                     86.37        11/08/01      1               86.37
FLEET BUSINESS CREDIT CORPORATION                 monthly                     86.57        11/08/01      1               86.57

         Rider 3 - Status of Payments to Secured Creditors and Lessors
                         Outsource International, Inc.
                             Case No. LA 01-28173BB

                                               Frequency of
                                               Payments per           Amount of Each   Next Payment         Post-Petition
Creditor/Lessor                               Contract/Lease             Payment           Due            Payments Not Made**
---------------                               --------------          --------------   ------------      --------------------
FLEET BUSINESS CREDIT CORPORATION                 monthly                     86.37        11/08/01      1               86.37
FLEET BUSINESS CREDIT CORPORATION                 monthly                     86.37        11/08/01      1               86.37
FLEET BUSINESS CREDIT CORPORATION                 monthly                     86.17        11/08/01      1               86.17
FLEET BUSINESS CREDIT CORPORATION                 monthly                     82.91        11/08/01      1               82.91
FLEET BUSINESS CREDIT CORPORATION                 monthly                     84.60        11/08/01      1               84.60
FLEET BUSINESS CREDIT CORPORATION                 monthly                     84.60        11/08/01      1               84.60
FLEET BUSINESS CREDIT CORPORATION                 monthly                     84.60        11/08/01      1               84.60
FLEET BUSINESS CREDIT CORPORATION                 monthly                    204.20        11/08/01      1              204.20
FLEET BUSINESS CREDIT CORPORATION                 monthly                     96.23        11/08/01      1               96.23
FLEET BUSINESS CREDIT CORPORATION                 monthly                     96.23        11/08/01      1               96.23
FLEET BUSINESS CREDIT CORPORATION                 monthly                     96.67        11/08/01      1               96.67
FLEET BUSINESS CREDIT CORPORATION                 monthly                     96.23        11/08/01      1               96.23
FLEET BUSINESS CREDIT CORPORATION                 monthly                     49.34        11/08/01      1               49.34
FLEET BUSINESS CREDIT CORPORATION                 monthly                     96.67        11/08/01      1               96.67
FLEET BUSINESS CREDIT CORPORATION                 monthly                    103.10        11/08/01      1              103.10
FLEET BUSINESS CREDIT CORPORATION                 monthly                     96.23        11/08/01      1               96.23
FLEET BUSINESS CREDIT CORPORATION                 monthly                     96.23        11/08/01      1               96.23
FLEET BUSINESS CREDIT CORPORATION                 monthly                     96.67        11/08/01      1               96.67
FLEET BUSINESS CREDIT CORPORATION                 monthly                     94.67        11/08/01      1               94.67
FLEET BUSINESS CREDIT CORPORATION                 monthly                     76.81        11/08/01      1               76.81
FLEET BUSINESS CREDIT CORPORATION                 monthly                     94.67        11/08/01      1               94.67
FLEET BUSINESS CREDIT CORPORATION                 monthly                     94.67        11/08/01      1               94.67
FLEET BUSINESS CREDIT CORPORATION                 monthly                     85.33        11/08/01      1               85.33
FLEET BUSINESS CREDIT CORPORATION                 monthly                     70.54        11/08/01      1               70.54
FLEET BUSINESS CREDIT CORPORATION                 monthly                    144.93        11/08/01      1              144.93
FLEET BUSINESS CREDIT CORPORATION                 monthly                    153.74        11/08/01      1              153.74
FLEET BUSINESS CREDIT CORPORATION                 monthly                     86.13        11/08/01      1               86.13
FLEET BUSINESS CREDIT CORPORATION                 monthly                     94.66        11/08/01      1               94.66
FLEET BUSINESS CREDIT CORPORATION                 monthly                    117.62        11/08/01      1              117.62
FLEET BUSINESS CREDIT CORPORATION                 monthly                     96.70        11/08/01      1               96.70
FLEET BUSINESS CREDIT CORPORATION                 monthly                    356.15        11/08/01      1              356.15
FLEET BUSINESS CREDIT CORPORATION                 monthly                    356.15        11/08/01      1              356.15
FLEET BUSINESS CREDIT CORPORATION                 monthly                    356.15        11/08/01      1              356.15
FLEET BUSINESS CREDIT CORPORATION                 monthly                     71.63        11/08/01      1               71.63
FLEET BUSINESS CREDIT CORPORATION                 monthly                     71.61        11/08/01      1               71.61
FLEET BUSINESS CREDIT CORPORATION                 monthly                     71.61        11/08/01      1               71.61
FLEET BUSINESS CREDIT CORPORATION                 monthly                     71.63        11/08/01      1               71.63
FLEET BUSINESS CREDIT CORPORATION                 monthly                     61.69        11/08/01      1               61.69
FLEET BUSINESS CREDIT CORPORATION                 monthly                    109.24        11/08/01      1              109.24
FLEET BUSINESS CREDIT CORPORATION                 monthly                    100.97        11/08/01      1              100.97
FLEET BUSINESS CREDIT CORPORATION                 monthly                     70.54        11/08/01      1               70.54
FLEET BUSINESS CREDIT CORPORATION                 monthly                     35.27        11/08/01      1               35.27
FLEET BUSINESS CREDIT CORPORATION                 monthly                    101.44        11/08/01      1              101.44
FLEET BUSINESS CREDIT CORPORATION                 monthly                     50.72        11/08/01      1               50.72
FLEET BUSINESS CREDIT CORPORATION                 monthly                     70.21        11/08/01      1               70.21
FLEET BUSINESS CREDIT CORPORATION                 monthly                     70.48        11/08/01      1               70.48
FLEET BUSINESS CREDIT CORPORATION                 monthly                     35.27        11/08/01      1               35.27
FLEET BUSINESS CREDIT CORPORATION                 monthly                    101.44        11/08/01      1              101.44
FLEET BUSINESS CREDIT CORPORATION                 monthly                     50.72        11/08/01      1               50.72
FLEET BUSINESS CREDIT CORPORATION                 monthly                     70.21        11/08/01      1               70.21
FLEET BUSINESS CREDIT CORPORATION                 monthly                    100.97        11/08/01      1              100.97
FLEET BUSINESS CREDIT CORPORATION                 monthly                    100.97        11/08/01      1              100.97
FLEET BUSINESS CREDIT CORPORATION                 monthly                     70.87        11/08/01      1               70.87
FLEET BUSINESS CREDIT CORPORATION                 monthly                     70.54        11/08/01      1               70.54
FLEET LEASING CORPORATION                           N/A                      498.56     Note 1           1              498.56
FLEET LEASING CORPORATION                         monthly                    446.84        11/21/01      1              446.84
FLEET LONG TERM NOTE                              balloon              5,343,262.23        08/15/04      0                  --
FORD MOTOR CREDIT                                 monthly                    492.14        11/05/01      1              492.14
FORD MOTOR CREDIT                                 monthly                    488.72        11/06/01      1              488.72
FORD MOTOR CREDIT                                 monthly                    506.38        11/02/01      1              506.38
FORD MOTOR CREDIT                                 monthly                    506.38        11/02/01      1              506.38
FORD MOTOR CREDIT                                 monthly                    506.38        11/02/01      1              506.38
GATX CAPITAL                                      monthly                  3,179.66        11/01/01      1            3,179.66

         Rider 3 - Status of Payments to Secured Creditors and Lessors
                         Outsource International, Inc.
                             Case No. LA 01-28173BB

                                               Frequency of
                                               Payments per           Amount of Each   Next Payment         Post-Petition
Creditor/Lessor                               Contract/Lease             Payment           Due            Payments Not Made**
---------------                               --------------          --------------   ------------      --------------------
GATX CAPITAL                                      monthly                  4,861.75        11/01/01      1            4,861.75
GATX CAPITAL                                      monthly                    136.37        11/01/01      1              136.37
GATX CAPITAL                                      monthly                    696.64        11/01/01      1              696.64
GATX CAPITAL                                      monthly                     73.64        11/01/01      1               73.64
GATX CAPITAL                                      monthly                     81.07        11/01/01      1               81.07
GATX CAPITAL                                      monthly                     74.38        11/01/01      1               74.38
GATX CAPITAL                                      monthly                     85.48        11/01/01      1               85.48
GATX CAPITAL                                      monthly                     85.36        11/01/01      1               85.36
GATX CAPITAL                                      monthly                     78.98        11/01/01      1               78.98
GATX CAPITAL                                      monthly                     85.03        11/01/01      1               85.03
GATX CAPITAL                                      monthly                     45.39        11/01/01      1               45.39
GATX CAPITAL                                      monthly                     85.37        11/01/01      1               85.37
GATX CAPITAL                                      monthly                     85.46        11/01/01      1               85.46
GATX CAPITAL                                      monthly                 53,352.75        11/08/01      1           53,352.75
GE CAPITAL                                        monthly                    925.42        11/06/01      1              925.42
GE CAPITAL                                        monthly                    423.09        11/12/01      1              423.09
GE CAPITAL                                        monthly                    423.09        11/12/01      1              423.09
GE CAPITAL                                        monthly                     44.36        11/06/01      1               44.36
GE CAPITAL                                        monthly                    165.87        11/15/01      1              165.87
GE CAPITAL                                        monthly                    233.82        11/06/01      1              233.82
GE CAPITAL                                        monthly                    213.92        11/06/01      1              213.92
GE CAPITAL                                        monthly                    233.82        11/06/01      1              233.82
GE CAPITAL                                        monthly                    213.92        11/06/01      1              213.92
GE CAPITAL                                        monthly                    243.40        11/19/01      1              243.40
GE CAPITAL                                        monthly                    233.84        11/06/01      1              233.84
GE CAPITAL                                        monthly                    213.94        11/06/01      1              213.94
GE CAPITAL                                        monthly                    116.72        11/25/01      1              116.72
GE CAPITAL                                        monthly                    116.72        11/23/01      1              116.72
GE CAPITAL                                        monthly                    206.17        11/01/01      1              206.17
GE CAPITAL                                        monthly                    242.20        11/23/01      1              242.20
GE CAPITAL                                        monthly                    159.54        11/23/01      1              159.54
GE CAPITAL                                        monthly                    159.54        11/23/01      1              159.54
GE CAPITAL                                        monthly                    182.02        11/30/01      1              182.02
GE CAPITAL                                        monthly                    140.80        11/01/01      1              140.80
GE CAPITAL                                        monthly                    132.02        11/30/01      1              132.02
GE CAPITAL                                        monthly                    224.41        11/21/01      1              224.41
HEWLETT PACKARD                                   monthly                 15,395.22        11/01/01      1           15,395.22
HEWLETT PACKARD                                   monthly                 15,200.76        11/01/01      1           15,200.76
HEWLETT-PACKARD                                   monthly                  3,968.44        11/01/01      1            3,968.44
KYOCERA MITA AMERICA INC                            N/A                      233.82     Note 2           1              233.82
KYOCERA MITA AMERICA INC                            N/A                      233.82     Note 2           1              233.82
KYOCERA MITA AMERICA INC                            N/A                      233.84     Note 2           1              233.84
LOOKOUT LEASING CO.                               monthly                    105.00        11/28/01      1              105.00
MARLIN LEASING CORPORATION                        monthly                    492.17        11/10/01      1              492.17
MICRON/FLEET LEASING                              monthly                    802.97        11/01/01      1              802.97
MICRON/FLEET LEASING                              monthly                    261.09        11/01/01      1              261.09
MICRON/FLEET LEASING                              monthly                     99.79        11/01/01      1               99.79
MICRON/FLEET LEASING                              monthly                    101.75        11/11/01      1              101.75
MICRON/FLEET LEASING                              monthly                     71.08        11/11/01      1               71.08
MICRON/FLEET LEASING                              monthly                     73.88        11/11/01      1               73.88
MICRON/FLEET LEASING                              monthly                     71.79        11/15/01      1               71.79
MICRON/FLEET LEASING                              monthly                     71.26        11/01/01      1               71.26
MICRON/FLEET LEASING                              monthly                     58.65        11/15/01      1               58.65
MONROE BANK                                       monthly                    559.91        11/02/01      1              559.91
OLD KENT BANK                                     monthly                    856.65        11/24/01      2            1,713.30
PANASONIC COMMUNICATIONS & SYSTEMS                  N/A                       59.40     Note 2           1               59.40
PANASONIC COMMUNICATIONS & SYSTEMS                  N/A                      102.77     Note 2           1              102.77
PITNEY BOWES                                        N/A                       21.50     Note 1           1               21.50
PITNEY BOWES                                        N/A                       50.16     Note 1           1               50.16
PITNEY BOWES                                      monthly                    127.71        11/26/01      1              127.71
PITNEY BOWES CREDIT CORPORATION                   Tax pyt                     86.39       N/A            1               86.39

         Rider 3 - Status of Payments to Secured Creditors and Lessors
                         Outsource International, Inc.
                             Case No. LA 01-28173BB

                                               Frequency of
                                               Payments per           Amount of Each   Next Payment         Post-Petition
Creditor/Lessor                               Contract/Lease             Payment           Due            Payments Not Made**
---------------                               --------------          --------------   ------------      --------------------
PITNEY BOWES CREDIT CORPORATION                   monthly                    211.23        11/16/01      1              211.23
PITNEY BOWES CREDIT CORPORATION                   monthly                    458.43        11/07/01      1              458.43
PITNEY BOWES CREDIT CORPORATION                   monthly                     40.19        11/18/01      1               40.19
PITNEY BOWES CREDIT CORPORATION                   monthly                    375.58        11/18/01      1              375.58
PITNEY BOWES CREDIT CORPORATION                   monthly                    126.14        11/18/01      1              126.14
SAXON BUSINESS SYSTEMS INC.                         N/A                      370.47     Note 1           1              370.47
TOSHIBA EASY LEASE                                  N/A                       32.90     Note 1           1               32.90
U.S. FINANCIAL                                    monthly                    698.89        11/28/01      1              698.89
UNITED LEASING ASSOCIATES                         monthly                    155.28        11/01/01      1              155.28


** These amounts are also included in the Accounts Payable aging in question #2.

Note 1: No further invoices received, or due. Amounts represent June and/or July invoices. See explanation on Operating Report for further explanation.

Note 2: Vendors no longer servicing these leases. Both Kyocera and Panasonic are being serviced through GE CAPITAL and are reflected on schedule as such on a go-forward basis.

                                    RIDER 4
                               P/R Tax Department
                        2001 POST-PETITION TAX REPORTING


PAYROLL TAX LIABILITIES FOR PERIOD 10/01/01 THROUGH 10/31/01

                                                                                                SEP 2001 FEDERAL     TOAL FEDERAL
                                                                             OCT 2001 FEDERAL   TAXES PD IN OCT      TAXES PAID IN
                                         TAXABLE GROSS    OCT 2001 FEDERAL    TAXES PD IN OCT   2001, INCL. FUTA    OCT 2001, INCL.
PAYROLL ENTITIES                          PAYROLL EXP         TAXES DUE           2001           (SEE NOTE 2.)           FUTA
----------------                      -----------------   ----------------   ----------------    --------------    ----------------
Outsource Int'l of America, Inc.           2,176,710.78         404,840.78        (320,338.21)       (54,008.65)        (374,346.86)

Synadyne III, Inc.                         4,388,779.54         872,190.35        (704,996.46)       (93,350.43)        (798,346.89)

Guardian Employer West LLC                 6,990,266.57         783,721.11        (618,163.90)      (124,364.62)        (742,528.52)

Guardian Employer East LLC                 2,978,798.40         594,015.87        (479,955.69)       (70,028.14)        (549,983.83)


TOTALS  - ALL ENTITIES                $   16,534,555.29   $   2,654,768.11   $  (2,123,454.26)   $  (341,751.84)   $  (2,465,206.10)
                                      =================   ================   ================    ==============    ================

                                                                                         SEP 2001 STATE
                                                                       OCT 2001 STATE     TAXES PD IN         TOTAL STATE
                                      FEDERAL TAXES   OCT 2001 STATE   TAXES PD IN OCT   OCT 2001 (SEE     TAXES PD IN OCT
PAYROLL ENTITIES                       STILL OWED       TAXES DUE            2001           NOTE 1.)      2001, INCL. SUTA
----------------                     --------------   --------------   ---------------   --------------   ----------------
Outsource Int'l of America, Inc.           84,502.57           153.00             0.00           (206.99)          (206.99)

Synadyne III, Inc.                        167,193.89        67,946.17       (56,334.08)        (2,284.23)       (58,618.31)

Guardian Employer West LLC                165,557.21        74,853.68       (49,016.48)       (26,981.38)       (75,997.86)

Guardian Employer East LLC                114,060.18        45,177.80        (4,697.44)       (73,487.55)       (78,184.99)


TOTALS  - ALL ENTITIES                $   531,313.85   $   188,130.65   $  (110,048.00)   $  (102,960.15)   $  (213,008.15)
                                      ==============   ==============   ==============    ==============    ==============

                                                                                       SEP 2001
                                                                       OCT 2001       LOCAL TAXES
                                        STATE TAXES      OCTOBER      LOCAL TAXES      PD IN OCT        TOTAL LOCAL
                                        STILL OWED,     2001 LOCAL     PD IN OCT       2001 (SEE        TAXES PD IN     LOCAL TAXES
PAYROLL ENTITIES                        INCL. SUTA      TAXES DUE        2001           NOTE 3.)         OCT 2001        STILL OWED
----------------                      --------------   ------------   ------------    -------------    -------------    ------------
Outsource Int'l of America, Inc.           46,024.12           0.00           0.00          (737.61)         (737.61)           0.00

Synadyne III, Inc.                        280,337.16           0.00           0.00             0.00             0.00            0.00

Guardian Employer West LLC                161,277.42       1,058.75           0.00        (5,759.00)       (5,759.00)       1,058.75

Guardian Employer East LLC                 91,347.32       8,576.08      (1,012.21)      (14,987.03)      (15,999.24)       7,563.87


TOTALS  - ALL ENTITIES                $   578,986.02   $   9,634.83   $  (1,012.21)   $  (21,483.64)   $  (22,495.85)   $   8,622.62
                                      ==============   ============   ============    =============    =============    ============




                                                                             GUARDIAN            GUARDIAN
                                 OUTSOURCE INT'L OF                        EMPLOYER WEST,      EMPLOYER EAST,       ALL PAYROLL
 PAYROLL TAX SUMMARY:               AMERICA, INC.    SYNADYNE III, INC.         LLC                 LLC               ENTITIES
 --------------------            ------------------- ------------------   ----------------    ----------------    -----------------
 Oct 2001 Taxable gross
  payroll expense                $   2,176,710.78    $   4,388,779.54    $   6,990,266.57    $   2,978,798.40    $   16,534,555.29

 Total Sep 2001 Fed,
  State & Local Taxes
  Paid In Oct 2001                     (54,953.25)         (95,634.66)        (157,105.00)        (158,502.72)         (466,195.63)


 Total Oct 2001 Fed,
  State & Local Taxes
  Due                            $     404,993.78    $     940,136.52    $     859,633.54    $     647,769.75    $    2,852,533.59
 LESS Oct 2001 Taxes
  Paid In Oct 2001                    (320,338.21)        (761,330.54)        (667,180.38)        (485,665.34)       (2,234,514.47)


TOTAL OCT 2001 taxes
 still owed at
 end of period                   $      84,655.57    $     178,805.98    $     192,453.16    $     162,104.41    $      618,019.12
                                 ================    ================    ================    ================    =================


NOTE 1:
SWT & SUTA accruals
Differences between prior period
and what was actually paid:


Prior period SWT/SUTA
 still owed                      $      46,072.49    $     270,939.01    $     161,119.86    $     124,337.19    $      602,468.55
Less 3rd qtr 2001 SUTA
 payments deferred                     (45,871.12)        (268,725.07)        (135,440.22)         (50,866.96)         (500,903.37)
Plus Colorado SUTA tax
 credit disallowed                                                               1,259.91                                 1,259.91
Plus SWT not accrued
 prior period                                5.62               70.29               41.83               17.32               135.06

Total prior period
 SWT/SUTA paid                   $         206.99    $       2,284.23    $      26,981.38    $      73,487.55    $      102,960.15
                                 ================    ================    ================    ================    =================







NOTE 2. Difference between prior period FWT/FUTA balance due and what was actually paid:

SYN III  Prior period FWT/FUTA balance due                        $ 92,611.66
         + FWT overpaid (due to Sept 2001 voids)                       738.77

         Prior period FWT/FUTA paid this period                   $ 93,350.43
                                                                  ===========

NOTE 3. Difference between prior period local accrual and what was actually paid:

      EAST  Prior period local tax accrual                        $ 14,956.98
            + local tax under accrued                                   30.05

            Total prior period local tax paid                     $ 14,987.03
                                                                  ===========

                          Rider 5 - Insurance Coverage
                                  CONSOLIDATED


OUTSOURCE INTERNATIONAL INC
CONSOLIDATED
INSURANCE SCHEDULE OF COVERAGE
AS OF 10/28/01


                                        Limits/                                                                         Premium
Coverage                              Deductibles                    Term                        Company                Paid to
--------                              -----------             -------------------                -------                --------
WORKERS' COMPENSATION                  Statutory              01/01/01 - 01/01/02                Zurich                 10/31/01
EMPLOYERS LIABILITY

Each Accident                                 1,000,000
Disease - Each Employee                       1,000,000
Disease - Policy Limit                        1,000,000
Deductible                                      250,000
-----------------------------------------------------------------------------------------------------------------------------------

DEDUCTIBLE PROTECTION POLICY                                  01/01/01 - 01/01/02                Zurich                 10/31/01

(WC, GL, AL)
-----------------------------------------------------------------------------------------------------------------------------------

ERRORS & OMISSIONS                                            01/01/01 - 01/01/02        National Union Fire Ins          1/1/02

Each Accident                                 1,000,000
Aggregate Limit                               2,000,000
Deductible                                       50,000
-----------------------------------------------------------------------------------------------------------------------------------

GENERAL LIABILITY                                             01/01/01 - 01/01/02                Zurich                 10/31/01

Policy Aggregate                             25,000,000
Location Aggregate                            2,000,000
Products/Completed Ops.                       2,000,000
Each Occurrence                               1,000,000
Personal & Advertising Injury                 1,000,000
Fire Damage - Any One Fire                    1,000,000
Medical - Any One Person                         10,000
Employee Benefits (Claims Made)               1,000,000
Employee Benefits (Aggregate)                 2,000,000
   Retroactive Date (1/01/99)
Deductible                                       50,000
-----------------------------------------------------------------------------------------------------------------------------------

AUTO LIABILITY                                                01/01/01 - 01/01/02                Zurich                   1/1/02

Bodily Injury & Property Damage               1,000,000
Unisured/Underinsured                         1,000,000
Personal Injury Protection                    Statutory
Medical Payments - each person                    2,000
Hired & Non-Owned Auto                        1,000,000
Deductible                                      100,000
-----------------------------------------------------------------------------------------------------------------------------------

AUTO PHYSICAL DAMAGE                                          01/01/01 - 01/01/02                Zurich                   1/1/02

  Deductible-Collision                            1,000
  Deductible-Other Than Collision                 1,000
-----------------------------------------------------------------------------------------------------------------------------------

UMBRELLA LIABILITY                                            01/01/01 - 01/01/02      National Union Fire Ins Co         1/1/02
                                                                                              of Pittsburgh, PA
Each Occurrence                              35,000,000
General Aggregate                            35,000,000
Products/Completed Ops.                      35,000,000
Deductible                                       10,000
-----------------------------------------------------------------------------------------------------------------------------------

EMPLOYMENT PRACTICES LIABILITY                                01/01/01 - 01/01/02             Lexington Ins               1/1/02

Each Insured Event                            5,000,000
Total Aggregate Policy Paid Limit            10,000,000
Deductible                                       50,000
-----------------------------------------------------------------------------------------------------------------------------------

EMPLOYMENT PRACTICES LIABILITY-TAIL
 COVERAGE                                                     Extended Reporting              Lexington Ins               4/8/03
                                                                     Period
Each Insured Event                            5,000,000          4/8/00-4/8/03
Total Aggregate Policy Paid Limit            10,000,000
-----------------------------------------------------------------------------------------------------------------------------------

FIDUCIARY LIABILITY                           5,000,000       01/01/01 - 01/01/02     National Union Fire Ins Co           1/1/02
                                                                                           of Pittsburgh, PA
Endorsements:
Fl Amendatory Cancellation -
 Non Renewal
Multiemployer Extension
 (Syn Sav & Inv)
Amend Discovery Clause to
 bilateral election
Amend notification requirement
run-off Endorsement for Synadyne
Deductible                                       10,000
-----------------------------------------------------------------------------------------------------------------------------------

FIDUCIARY LIABILITY-TAIL COVERAGE             5,000,000       Extended Reporting      National Union Fire Ins Co           4/8/06
                                                                    Period                of Pittsburgh, PA
Basic Form with following Endorsements:                          4/8/00-4/8/06
   FL Amendatory Cancellation -
   Non Ren Multiemployer Extension
   (Syn Sav & Inv)  Option for Two
   Year Discovery (150%) Notice of
   Claims to Risk or Counsel Defense
   outside Limits for Addl. Prem.
Deductible                                       10,000


                          Rider 5 - Insurance Coverage
                                  CONSOLIDATED


OUTSOURCE INTERNATIONAL INC
CONSOLIDATED
INSURANCE SCHEDULE OF COVERAGE
AS OF 10/28/01



                                        Limits/                                                                         Premium
Coverage                              Deductibles                    Term                        Company                Paid to
--------                              -----------             -------------------                -------                --------
COMMERCIAL PROPERTY                  Per Schedule on             7/1/01-7/1/2002               The St. Paul                7/1/02
                                    File with carrier

-----------------------------------------------------------------------------------------------------------------------------------

DIFFERENCE IN CONDITIONS           5,000,000 LOSS LIMIT       10/18/01 - 10/18/02                  Essex                 10/18/02
                                                                                                                         (paid on
                                                                                                                         11/1/01)

-----------------------------------------------------------------------------------------------------------------------------------

CRIME-FIDELITY                                                 7/29/99-7/29/02         National Union Fire Ins. Co.       7/29/02
Insured's Fidelity Coverage                   2,000,000
Client's Fidelity Coverage                    2,000,000
Computer Fraud                                2,000,000
Loss Inside premises/Loss Outside premises    2,000,000
Counterfeit Currency/Depositors Forgery       2,000,000
  Deductible Per Occurrence                     100,000
  Aggregate Deductible                          300,000
-----------------------------------------------------------------------------------------------------------------------------------

DIRECTORS & OFFICERS                         20,000,000        10/24/01-10/23/02       National Union Fire Ins. Co.   motion filed;
                                                                                                                        financing
                                                                                                                        contingent
                                                                                                                      upon approved
                                                                                                                      motion; expect
                                                                                                                       by 11/23/01
 Deductible-SEC & Y2K                           150,000
 Deductible-All Other                            75,000
-----------------------------------------------------------------------------------------------------------------------------------

LIQUOR LIABILITY PER EACH EVENT               1,000,000         3/31/01-1/1/02                   Zurich                    1/1/02
aggregate                                     2,000,000

-----------------------------------------------------------------------------------------------------------------------------------

BASIC LIFE AND AD&D                  Life: 2 x annual            8/1/01-4/1/02           UNUM Life Ins Co              Aug paid,
                                   salary max $500k w/out                                                               carrier
                                   good health evidence, max                                                       invoicing error,
                                    $750k w/good health                                                            Sep. Oct. expect
                                   evidence AD&D 2 x annual                                                        invoice soon and
                                  earnings max $500k or $750k                                                        will pay upon
                                  if evidence of insurability                                                          receipt
                                    for life insurance was
                                        approved
-----------------------------------------------------------------------------------------------------------------------------------

LONG TERM DISABILITY                60% of monthly earnings,    8/1/01-4/1/02            UNUM Life Ins Co              Aug paid;
                                     max $10k monthly until                                                             carrier
                                      age 65 or disabled                                                           invoicing error,
                                                                                                                    expect invoice
                                                                                                                    soon and will
                                                                                                                   pay upon receipt
-----------------------------------------------------------------------------------------------------------------------------------

BUSINESS TRAVEL ACCIDENT
 INSURANCE                           Directors, Officers,       8/1/01-4/1/03            UNUM Life Ins Co                  4/1/03
                                 Managers 3 x annual earnings
                                 max $1 m; all else 1 x annual
                                     earnings max $150k.

-----------------------------------------------------------------------------------------------------------------------------------

CIGNA EMPLOYEE MEDICAL
 COVERAGE (SELF INSURED)         $75,000 per person stop loss   8/1/01-4/1/02                 Cigna                      10/31/01

-----------------------------------------------------------------------------------------------------------------------------------

CIGNA DENTAL INSURANCE
 (SELF INSURED)                  $1,500 per person stop loss    8/1/01-4/1/02                 Cigna                      10/31/01
-----------------------------------------------------------------------------------------------------------------------------------


                          RIDER 6 - SIGNIFICANT EVENTS
                                  CONSOLIDATED
                          Outsource International, Inc.
                             CASE NO. LA 01-28173BB

During the October, 2001 reporting period, the following significant events took place:

o A motion was filed to assume certain equipment leases and franchise agreements.

o    Real estate leases in Woburn, MA and Louisville, KY were rejected.

o Deloitte & Touche (independent auditors) and Bankruptcy Management Corporation (bankruptcy management consultants) were approved as professional vendors.

o Creditors' Committee meeting is scheduled for the first week of December, 2001.

o The reorganization plan is expected to be filed in January, 2002 and accepted by March, 2002.

o Directors & Officers insurance was renewed on 10/23/01, and a motion was filed to approve the premium financing with approval expected by 11/23/01.

o Bill McHale, Sr VP of Sales and Marketing, resigned effective 10/26/01. Replacing this position will be evaluated over the next 2-3 weeks to ensure the role is aligned with the needs of the company.

o Retention Bonus payment number #1 was paid as scheduled on November 1, 2001.

o Consulting company, I-3 Partners, was retained to help us deal with the new marketplace and to help us improve our recruiting, scripting, account selection and account penetration.